SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 1, 2004

                          BANK UNITED CORP. LITIGATION
                               CONTINGENT PAYMENT
                                  RIGHTS TRUST
               (Exact Name of Registrant as Specified in Charter)

         Delaware                    0-32301                          76-6168223
(State or Other Jurisdiction      (Commission File             (I.R.S. Employer
    of Incorporation)                 Number)                Identification No.)

3200 Southwest Freeway, Suite 1001, Houston, Texas                         77027
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (713) 543-6958

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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Item 8.01          Other Events.

On October 1, 2004, the Bank United Corp. Litigation Contingent Payment Rights Trust issued the press release attached as Exhibit 99.1, which is hereby incorporated herein by reference. The press release announced that the Litigation Trust expects to hear on or shortly after October 4, 2004, whether the plaintiffs' Petition for a Writ of Certiorari (the "Petition") in the Supreme Court of the United States will be granted or denied. If the Petition is denied, there will be no recovery to the Litigation Trust certificateholders and the BNKUZ certificates will be worthless. If the Petition is denied, the Litigation Trust will make application to delist and deregister the certificates and will terminate the Trust; similarly, the NASDAQ has informed the Litigation Trust that BNKUZ certificates will cease to be available for trading on the NASDAQ exchange.

Item 9.01          Financial Statements and Exhibits.

                   (c) The following exhibits are filed with this report:

                Exhibit Number                         Description
                     99.1                  Press Release issued October 1, 2004.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            BANK UNITED CORP. LITIGATION
                                            CONTINGENT PAYMENT RIGHTS TRUST


                                            By:  /s/ Jonathon K. Heffron
                                                 -----------------------
                                            Name:  Jonathon K. Heffron
                                            Title:  Litigation Trustee

Dated:   October 4, 2004


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                                  Exhibit Index

                 Exhibit Number                        Description
                      99.1                 Press Release issued October 1, 2004.